Exhibit 10.2

                             AMENDMENT NUMBER ONE
                                  to the
                  GUARANTY, dated as of December 30, 2003,
               made by FLEETWOOD ENTERPRISES, INC. in favor of
         GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as party to the
    Master Loan and Security Agreement, dated as of December 30, 2003, between HOMEONE FUNDING I and
                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


      This AMENDMENT NUMBER ONE is made this 15th day of March, 2005, by FLEETWOOD ENTERPRISES, INC., having an address at 2150 West 18th Street, Houston, Texas 77008 (the "Guarantor"), to the GUARANTY, dated as of December 30, 2003 (the "Guaranty") in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), as party to the MASTER LOAN AND SECURITY AGREEMENT, dated as of December 30, 2003, as amended (the "Master Loan and Security Agreement"), between HOMEONE FUNDING I (the "Borrower") and Lender.

                                    RECITALS

      WHEREAS, the Guarantor executed and delivered the Guaranty to the Lender pursuant to the Master Loan and Security Agreement;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

       SECTION 1. Effective as of March 15, 2005, Section 3(b)(i) of the Guaranty is hereby amended by deleting such section in its entirety and replacing it with the following:

  (i) Maintenance of Tangible Net Worth. The Tangible Net Worth of the Guarantor, on a consolidated basis and on any given day, shall be equal to or greater than the sum of (i) $110,000,000 plus (ii) an amount equal to 50% of the aggregate positive quarterly Net Income (without deduction for quarterly losses) commencing with Net Income for the quarter ending in October, 2003;

      SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Guaranty.

      SECTION 3. Limited Effect. Except as amended hereby, the Guaranty shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Guaranty or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Guaranty, any reference in any of such items to the Guaranty being sufficient to refer to the Guaranty as amended hereby.

      SECTION 4. Representations. The Guarantor hereby represents to the Lender that as of the date hereof, the Guarantor is in full compliance with all of the terms and conditions of the Guaranty and no Default or Event of Default has occurred and is continuing under the Guaranty.

      SECTION 5. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law).

      SECTION 6. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Guarantor and the Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                FLEETWOOD ENTERPRISES, INC.
                                (Guarantor)


                                By:    /s/  Boyd R. Plowman
                                Name:  Boyd R. Plowman
                                Title: EVP, CFO

                                GREENWICH CAPITAL FINANCIAL
                                PRODUCTS, INC.
                                (Lender)


                                By:     /s/  Jon Stapleton
                                Name:   Jon Stapleton
                                Title:  Vice President